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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 26, 2000

                   NEW ENGLAND BUSINESS SERVICE, INC.
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          (Exact name of registrant as specified in its charter)

Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)

        500 Main Street, Groton, MA                     01471
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    (Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (978) 448-6111
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Item 5.  Other Events.
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On May 26, 2000, New England Business Service, Inc. (the "Company")
amended its unsecured, revolving line of credit agreement to, among other things, increase the total borrowing commitments thereunder from $165,000,000 to $200,000,000, and permit the Company's acquisition of all of the outstanding capital stock of PremiumWear, Inc. pursuant to the terms of the previously announced Agreement and Plan of Merger dated as of May
26, 2000 by and among the Company, Penguin Sub, a wholly-owned subsidiary of the Company, and PremiumWear, Inc.

Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

Exhibit Number
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10    Sixth Amendment to Amended and Restated Revolving Credit Agreement
      dated as of May 26, 2000, by and among the Company, Fleet National Bank, formerly known as BankBoston, N.A., and certain other financial institutions.



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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ENGLAND BUSINESS SERVICE, INC.
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                                                (Registrant)

June 9, 2000                                /s/ Daniel M. Junius
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    Date                                    Daniel M. Junius
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer
                                            (Principal Financial and
                                            Accounting Officer)

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